Exhibit 10.1

EXECUTION

AMENDMENT TO FORBEARANCE PERIOD

This AMENDMENT TO FORBEARANCE PERIOD, dated as of February 28, 2020 (this “Amendment”), is entered into by and among Apex Global Brands Inc. (formerly known as Cherokee Inc.), a Delaware corporation (the “Parent” and the “U.S. Borrower”), Irene Acquisition Company B.V., a private company with limited liability incorporated under the laws of the Netherlands, having its statutory seat (statutaire zetel) in Amsterdam, the Netherlands and registered with the Dutch trade register under number 67160921 (the “Dutch Borrower” and, together with the U.S. Borrower, each a “Borrower” and collectively, the “Borrowers”), each Guarantor party hereto, the Lenders party hereto which constitute all of the Lenders party to the Financing Agreement as of the date hereof, Gordon Brothers Finance Company, a Delaware corporation (“GBFC”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and GBFC, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”).

W I T N E S S E T H:

WHEREAS, the Parent, the Borrowers, the Guarantors, the lenders from time to time party thereto (collectively, the “Lenders” and each individually, a “Lender”) and the Agents are parties to that certain Financing Agreement, dated as of August 3, 2018 (as amended by that certain First Amendment to Financing Agreement, dated as of December 28, 2018, as further amended by that certain Second Amendment to Financing Agreement, dated as of January 29, 2019, as further amended by that certain Third Amendment to Financing Agreement and Forbearance Agreement, dated as of December 20, 2019 (the “Forbearance Agreement”), and as further amended, modified or otherwise supplemented from time to time prior to the date hereof, the “Financing Agreement”);

WHEREAS, an Event of Default has occurred and is continuing under the Financing Agreement pursuant to Section 9.01(c) as a result of the Borrowers breach of Section 7.03(b) for the period ended October 31, 2019 (the “Existing Event of Default”).  The Borrowers requested the Agents and Lenders forbear from exercising the Agents rights and remedies granted pursuant to the Financing Agreement and other Loan Documents in order to provide the Borrowers an opportunity to consider various business alternatives.  The Agents and Lenders agreed to forbear from exercising their rights and remedies solely in accordance with the terms and conditions of the Forbearance Agreement; and

WHEREAS, the Borrowers have requested that the Agents and the Lenders extend the forbearance period under the Forbearance Agreement, and the Agents and the Lenders are willing, as applicable, to extend such forbearance period on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and between the Agents, the Lenders, the Borrowers and the Guarantors, as follows:

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1.Defined Terms.  Except as otherwise defined in this Amendment, capitalized terms used herein that are not otherwise defined shall have the meanings given to those terms in the Financing Agreement.

2.Effect on Loan Documents; Ratification and Reaffirmation.  The Financing Agreement and the other Loan Documents, after giving effect to this Amendment, shall be and remain in full force and effect in accordance with their terms and hereby are ratified and confirmed in all respects.  Except as expressly set for the herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of any right, power, or remedy of the Agents or any other Secured Party under the Financing Agreement or any other Loan Document.  Each Loan Party party hereto hereby ratifies and confirms in all respects all of its obligations under the Loan Documents to which it is a party and each Loan Party party hereto hereby ratifies and confirms in all respects any prior grant of a security interest under the Loan Documents to which it is party and acknowledges that all of such security interests, and all collateral heretofore pledged as security for such indebtedness, continues to be and remains collateral for such indebtedness from and after the date hereof.  Each Loan Party further acknowledges and agrees that none of the Loan Parties have any defense (whether legal or equitable), set-off or counterclaim to the payment or performance of the Obligations in accordance with the terms of the Loan Documents.

3.Representations and Warranties.  Each Loan Party hereby represents and warrants to the Agents and the Lenders as follows:

a.other than the Existing Event of Default, no Default or Event of Default has occurred and is continuing on the date hereof.

b.the execution, delivery and performance by each Loan Party of this Amendment (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable material Requirement of Law or (C) any material Contractual Obligation binding on or otherwise affecting it or any of its properties, and (iii) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except (solely for the purposes of subclause (iii)), to the extent where such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect;

c.no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of this Amendment;

d.this Amendment has been duly executed and delivered by each Loan Party and this Amendment constitutes a legal, valid and binding obligation of each such Loan Party, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity; and

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e.all representations and warranties contained in the Financing Agreement and each other Loan Document are true and correct in all material respects (except for those representations and warranties that (i) are conditioned by materiality, which shall be true and correct in all respects and (ii) expressly relate to an earlier date or to the Existing Event of Default) on and as of the date hereof.

4.Acknowledgment of Indebtedness.  Each Loan Party acknowledges and agrees that, as of February 28, 2020, the Loan Parties are indebted, jointly and severally, (a) to the Tranche A Term Loan Lenders for the Tranche A Term Loans in an aggregate outstanding principal amount equal to $4,812,500.00 plus accrued and unpaid interest thereon, as provided in the Financing Agreement and the other Loan Documents, (b) the Tranche B Term Loan Lenders for the Tranche B Term Loans in an aggregate outstanding principal amount equal to $33,687,500.00 plus accrued and unpaid interest thereon, as provided in the Financing Agreement and the other Loan Documents; (c) the Tranche C Term Loan Lenders for the Tranche C Term Loans in an aggregate outstanding principal amount equal to $773,261.77 plus accrued and unpaid interest thereon, as provided in the Financing Agreement and the other Loan Documents; (d) the Tranche D Term Loan Lenders for the Tranche D Term Loans in an aggregate outstanding principal amount equal to $4,639,570.56 plus accrued and unpaid interest thereon, as provided in the Financing Agreement and the other Loan Documents and (e) for accrued and unpaid fees and expenses of Agents and Lenders (and any other amounts due under the Financing Agreement and the other Loan Documents, including but not limited to reasonable fees and disbursements of counsel).

5.Acknowledgment of Existence of Event of Default. Each Loan Party acknowledges and agrees that the Existing Event of Default has occurred and is continuing.  Each Loan Party acknowledges and agrees that the Agents and the Lenders have not waived the Existing Event of Default or any other Event of Default existing on the date hereof.  Each Loan Party further acknowledges and agrees that, as a result of the occurrence of the Existing Event of Default: (a) all of such Loan Party’s obligations, liabilities and indebtedness to the Agents and the Lenders under the Financing Agreement and the other Loan Documents may at any time, subject to the terms of the Forbearance Agreement, as amended by this Amendment, the Financing Agreement and the other Loan Documents, be declared due and payable in full, (b) the Agents and the Lenders have no further commitment to extend credit to the Borrowers and (c) the Agents and the Lenders, subject to the terms of the Forbearance Agreement, as amended by this Amendment, are entitled to proceed to enforce any and all of their rights and remedies under the terms of the Financing Agreement and the other Loan Documents.

6.Conditions to Effectiveness.  This Amendment shall not be effective until each of the following conditions precedent have been satisfied:

a.The Agents shall have received this Amendment, duly executed by each of the parties hereto.

b.Each of the representations and warranties set forth in Section 3 hereof shall be true and correct on and as of the date hereof.

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c.The Borrowers shall have paid in full all invoiced cost and expenses incurred in connection with the preparation, execution, delivery and administration of this Amendment.

d.All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment shall have been duly and effectively taken.

7.Amendments to Forbearance Agreement.  Subject to the satisfaction of the conditions precedent specified in Section 6 above, the Forbearance Agreement is hereby amended by:

a.amending and restating Section 7(a) in its entirety as follows:

“a.Budget.  The Borrowers shall, not later than 12 noon (Boston time) on (i) December 27, 2019, deliver to the Agents a budget through January 31, 2020 prepared by the Administrative Borrower, (ii) January 3, 2020, deliver to the Agents a budget through March 27, 2020 prepared by the Administrative Borrower, in each case, which budget shall include a weekly cash budget, including information on a line item basis as to (w) projected cash receipts, (x) projected disbursements (including ordinary course operating expenses, capital expenditures, asset sales, credit party expenses and any other fees and expenses relating to the Loan Documents), (y) a calculation of the Borrowing Base and (z) the amount of Qualified Cash, which shall be in form and substance acceptable to the Agents (a “Budget”) and (iii) March 6, 2020, deliver to the Agents an updated Budget through May 1, 2020.  Each Budget may be updated, modified or supplemented (with the consent of the Agents and/or at the reasonable request of the Agents) from time to time, and each such updated, modified or supplemented budget shall be approved by, and in form and substance satisfactory to, the Agents and no such updated, modified or supplemented budget shall be effective until so approved and once so approved shall be deemed a Budget.”

b.deleting “January 31, 2020” from Section 7(c) and inserting “March 27, 2020” in lieu thereof; and

c.deleting “February 28, 2020” from Section 8 and inserting “April 10, 2020” in lieu thereof.

8.Release.  Each Loan Party hereby releases and forever discharges the Agents, the Lenders and each of their parents, subsidiaries and affiliates, past or present, and each of them, as well as each of Agents’ and Lenders’ directors, officers, agents, servants, employees, shareholders, representatives, attorneys, administrators, executors, heirs, assigns, predecessors and successors in interest, and all other persons, firms or corporations with whom any of the former have been, are now, or may hereafter be affiliated, and each of them (collectively, the “Releasees”), from and against any and all claims, demands, liens, agreements, contracts, covenants, actions, suits, causes of action in law or equity, obligations, controversies, debts, costs, expenses, damages, judgments, orders and liabilities of whatever kind or nature in law, equity or otherwise, whether known or

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unknown, fixed or contingent, suspected or unsuspected by any Loan Party, and whether concealed or hidden (collectively, “Claims”), which any Loan Party now owns or holds or has at any time heretofore owned or held, which are based upon or arise out of or in connection with any matter, cause or thing existing at any time prior to the date hereof or anything done, omitted or suffered to be done or omitted at any time prior to the date hereof in connection with the Financing Agreement, the other Loan Documents or this Amendment (collectively the “Released Matters”).  Each Loan Party represents, warrants and agrees that in executing and entering into this release, they are not relying and have not relied upon any representation, promise or statement made by anyone which is not recited, contained or embodied in this Amendment or the Loan Documents.  Each Loan Party has reviewed this release with the Loan Parties’ legal counsel, and understands and acknowledges the significance and consequence of this release and of the specific waiver thereof contained herein.  Each Loan Party understands and expressly assumes the risk that any fact not recited, contained or embodied therein may turn out hereafter to be other than, different from, or contrary to the facts now known to any Loan Party or believed by any Loan Party to be true.  Nevertheless, each Loan Party intends by this release to release fully, finally and forever all Released Matters and agrees that this release shall be effective in all respects notwithstanding any such difference in facts, and shall not be subject to termination, modification or rescission by reason of any such difference in facts.

9.No Novation; Entire Agreement.  This Amendment evidences solely the specified terms and obligations of the Loan Parties under the Financing Agreement and is not a novation or discharge of any of the other obligations of the Loan Parties under the Financing Agreement.  There are no other understandings, express or implied, among the Loan Parties, the Agents and the Lenders regarding the subject matter hereof or thereof.

10.Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

11.Headings.  Headings and captions used in this Amendment are included for convenience of reference only and shall not be given any substantive effect.

12.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment by telecopier or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by telecopier or electronic mail also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

13.Miscellaneous.  The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns.

14.Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK

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APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

15.WAIVER OF JURY TRIAL, ETC.  EACH LOAN PARTY, EACH AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AMENDMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  EACH LOAN PARTY CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF ANY AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS.  EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS AND THE LENDERS ENTERING INTO THIS AMENDMENT.

16.Informed Execution.  Each of the Loan Parties represents and warrants to the Agents and Lenders that:

a.Each Loan Party has read and understands all of the terms and conditions of this Amendment;

b.The Loan Parties intend to be bound by the terms and conditions of this Amendment; and

c.The Loan Parties are executing this Amendment freely and voluntarily, without duress, after consultation with independent counsel of the Loan Parties own selection.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

BORROWERS:

APEX GLOBAL BRANDS, INC. (f/k/a Cherokee Inc.), as U.S. Borrower

By:	/s/ Henry Stupp
Name:	Henry Stupp
Title:	Chief Executive Officer

IRENE ACQUISITION COMPANY B.V., as Dutch Borrower

By:	/s/ Henry Stupp
Name:	Henry Stupp
Title:	Director A

By:	/s/ Kimberly Doyle
Name:	Kimberly Doyle
Title:	Director B

GUARANTORS:

CHEROKEE INC.

By:	/s/ Henry Stupp
Name:	Henry Stupp
Title:	CEO

SPELL C. LLC

By: CHEROKEE INC., its sole member

By:	/s/ Henry Stupp
Name:	Henry Stupp
Title:	CEO

[Signature Page to Amendment to Forbearance Period]

CHEROKEE BRANDS LLC

By: CHEROKEE INC., its sole member

By:	/s/ Henry Stupp
Name:	Henry Stupp
Title:	CEO

HAWK 900 BRANDS LLC

By: CHEROKEE INC., its sole member

By:	/s/ Henry Stupp
Name:	Henry Stupp
Title:	CEO

EDCA LLC

By: CHEROKEE INC., its sole member

By:	/s/ Henry Stupp
Name:	Henry Stupp
Title:	CEO

FFS HOLDINGS, LLC

By: CHEROKEE INC., its sole member

By:	/s/ Henry Stupp
Name:	Henry Stupp
Title:	CEO

FLIP FLOP SHOES FRANCHISE COMPANY, LLC

By: FFS HOLDINGS, LLC, its sole member

By: CHEROKEE INC., its sole member

By:	/s/ Henry Stupp
Name:	Henry Stupp
Title:	CEO

[Signature Page to Amendment to Forbearance Period]

HI-TEC SPORTS INTERNATIONAL HOLDINGS B.V.

By:	/s/ Henry Stupp
Name:	Henry Stupp
Title:	CEO

HI-TEC SPORTS PLC

By:	/s/ Henry Stupp
Name:	Henry Stupp
Title:	CEO

HI-TEC INTERNATIONAL HOLDINGS B.V.

By:	/s/ Henry Stupp
Name:	Henry Stupp
Title:	CEO

HI-TEC SPORTS UK LIMITED

By:	/s/ Henry Stupp
Name:	Henry Stupp
Title:	CEO

HI-TEC NEDERLAND B.V.

By:	/s/ Henry Stupp
Name:	Henry Stupp
Title:	CEO

[Signature Page to Amendment to Forbearance Period]

COLLATERAL AGENT AND
ADMINISTRATIVE AGENT:

GORDON BROTHERS FINANCE COMPANY

By:	/s/ Felicia Galeota
Name:	Felicia Galeota
Title:	Vice President

LENDERS:

GORDON BROTHERS FINANCE COMPANY, LLC

By:	/s/ Felicia Galeota
Name:	Felicia Galeota
Title:	Vice President

GORDON BROTHERS BRANDS, LLC

By:	/s/ Patricia E. Parent
Name:	Patricia E. Parent
Title:	VP, Asst. Secretary

[Signature Page to Amendment to Forbearance Period]